Exhibit 10

SCHEDULE C

ADDITIONAL INFORMATION CONCERNING LUMEN INVESTMENTS S.À R.L

Name	Business Address	Present Principal Occupation or Employment	Name, Principal Business and Address of Principal Employment	Citizenship
Georgiana-Mihaela Galca	28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Senior Manager of Client Accounting	CSC Global Solutions (Luxembourg) S.a r.l., 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Romania
Maria Papastefanou	28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Manager Accounting Services	CSC Global Solutions (Luxembourg) S.a r.l., 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Cyprus
Vanisha Mittal Bhatia	Berkeley Square House, Berkeley Square London W1J 6DA United Kingdom	Director	ArcelorMittal, 24-26, Boulevard d’Avranches, L-1160 Luxembourg	India
Aditya Mittal	Berkeley Square House, Berkeley Square London W1J 6DA United Kingdom	Chief Executive Officer	ArcelorMittal, 24-26, Boulevard d’Avranches, L-1160 Luxembourg	India
Aurélie Fanny Rubler	28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Manager of Client Legal	CSC Global Solutions (Luxembourg) S.a r.l., 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	France
Emilija Vabuolaite Velickiene	28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Senior Manager Legal & Corporate	CSC Global Solutions (Luxembourg) S.a r.l., 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Lithuania
Georges Scheuer	28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	General Manager	CSC Global Solutions (Luxembourg) S.a r.l., 28, Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Luxembourg